UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2011

AMERICAN MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1614 15th Street, Suite 300 Denver, Colorado 80202		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (720) 457-6060

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 1, 2011, American Midstream Partners, LP, a Delaware limited partnership (the “Partnership”) completed its acquisition, effective as of November 1, 2011, of a 50.0% undivided interest in the Burns Point Gas Plant in St. Mary Parish, Louisiana (“Burns Point”). This Amendment No. 1 amends Item 9.01 of the Current Report on Form 8-K of the Partnership filed with the Securities and Exchange Commission on December 6, 2011, to provide the financial statement information required by Item 9.01 of Form 8-K which was excluded from the initial filing in reliance on Item 9.01(a)(4) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited statement of assets acquired and liabilities assumed of Burns Point at November 1, 2011 and the unaudited statements of revenues in excess of expenses for the nine months ended September 30, 2011 and 2010 and the audited statement of revenues in excess of expenses for the year ended December 31, 2010 of Burns Point, and the related notes and report of independent registered public accounting firm related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The Partnership’s unaudited pro forma consolidated balance sheet as of September 30, 2011 and its unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2011 and the year ended December 31, 2010, are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) Exhibits.

See “Index to Exhibits” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP

	By:	American Midstream GP, LLC,
its General Partner

Date: February 9, 2012	By:	/s/ Sandra M. Flower
Name: Sandra M. Flower
Title: Vice President of Finance

Exhibit Index

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1*	American Midstream Partners, LP press release dated December 1, 2011.

99.2	Audited statement of assets acquired and liabilities assumed of Burns Point at November 1, 2011 and unaudited statements of revenues in excess of expenses of Burns Point for the nine months ended September 30, 2011 and 2010 and the audited statement of revenues in excess of expenses for the year ended December 31, 2010.

99.3	Partnership’s unaudited pro forma consolidated balance sheet as of September 30, 2011 and unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2011 and the year ended December 31, 2010.

*	Previously filed